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                                CREDIT AGREEMENT

                            dated as of July 9, 1998

                                  by and among

                          GOLF TRUST OF AMERICA, L.P.,
                                  as Borrower,

                          GOLF TRUST OF AMERICA, INC.,
                         GTA GP, INC. and GTA LP, INC.,
                                 as Guarantors,

                 the Lenders referred to in this Agreement,

                                       and

                                NATIONSBANK, N.A.
                             as Administrative Agent

                                       and

                            BANK OF AMERICA NATIONAL
                         TRUST AND SAVINGS ASSOCIATION,
                             as Documentation Agent

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

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.......................................................1

SECTION 1.1   Definitions....................................................1
SECTION 1.2   Amended and Restated Credit Agreement..........................6
SECTION 1.3   General........................................................6
SECTION 1.4   Other Definitions and Provisions...............................6


ARTICLE II  CREDIT FACILITY..................................................6

SECTION 2.1   Loans..........................................................6
SECTION 2.2   Procedure for Advances of Loans................................7
SECTION 2.3   Repayment of Loans.............................................7
SECTION 2.4   Notes..........................................................8
SECTION 2.5   Termination of Credit Facility.................................8
SECTION 2.6   Use of Proceeds................................................9


ARTICLE III  GENERAL LOAN PROVISIONS.........................................9

SECTION 3.1   Interest.......................................................9
SECTION 3.2   Notice and Manner of Conversion or Continuation of Loans......11
SECTION 3.3   Commitment Fee................................................11
SECTION 3.4   Payment.......................................................11
SECTION 3.5   Right of Set-off; Adjustments.................................12
SECTION 3.6   Nature of Obligations of Lenders Regarding Loans; Assumption
               by the Administrative Agent..................................13
SECTION 3.7   Indemnity.....................................................13
SECTION 3.8   Increased Cost and Reduced Return.............................14
SECTION 3.9   Limitation on Types of Loans..................................15
SECTION 3.10  Illegality....................................................15
SECTION 3.11  Treatment of Affected Loans...................................16
SECTION 3.12  Compensation..................................................16
SECTION 3.13  Taxes.........................................................16


ARTICLE IV  GUARANTY........................................................18

SECTION 4.1   Guaranty of Obligations of Borrower...........................18
SECTION 4.2   Nature of Guaranty............................................18
SECTION 4.3   Demand by the Administrative Agent............................19
SECTION 4.4   Waivers.......................................................20
SECTION 4.5   Benefits of Guaranty..........................................20

SECTION 4.6   Modification of Loan Documents etc............................20
SECTION 4.7   Reinstatement.................................................21
SECTION 4.8   Waiver of Subrogation and Contribution........................21
SECTION 4.9   Remedies......................................................22
SECTION 4.10  Limit of Liability............................................22


ARTICLE V  CLOSING; CONDITIONS OF CLOSING AND BORROWING.....................22

SECTION 5.1   Closing.......................................................22
SECTION 5.2   Conditions to Closing and Initial Loan........................22
SECTION 5.3   Conditions to All Loans.......................................25


ARTICLE VI  REPRESENTATIONS AND WARRANTIES..................................25

SECTION 6.1   Reaffirmation of Representations and Warranties...............25
SECTION 6.2   No Material Change............................................25


ARTICLE VII  FINANCIAL INFORMATION AND NOTICES..............................26


ARTICLE VIII  AFFIRMATIVE COVENANTS.........................................26

SECTION 8.1   Compliance with Amended and Restated Credit Agreement.........25
SECTION 8.2   Debt Placement/Equity Offering................................25
SECTION 8.3   Supplemental Guarantors.......................................25


ARTICLE IX  FINANCIAL COVENANTS.............................................26


ARTICLE X  NEGATIVE COVENANTS...............................................27


ARTICLE XI  DEFAULT AND REMEDIES............................................27

SECTION 11.1  Events of Default.............................................27
SECTION 11.2  Remedies......................................................28
SECTION 11.3  Rights and Remedies Cumulative; Non-Waiver; etc...............28


ARTICLE XII  THE AGENTS.....................................................29

SECTION 12.1  Appointment, Powers, and Immunities...........................29
SECTION 12.2  Reliance by Agents............................................30

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
SECTION 12.3  Defaults......................................................30
SECTION 12.4  Rights as Lender..............................................30
SECTION 12.5  Indemnification...............................................31
SECTION 12.6  Non-Reliance on Agent and Other Lenders.......................31
SECTION 12.7  Resignation; Removal of Agents; Successor Agents..............31


ARTICLE XIII  MISCELLANEOUS.................................................32

SECTION 13.1  Notices.......................................................32
SECTION 13.2  Expenses; Indemnification.....................................34
SECTION 13.3  Set-off.......................................................35
SECTION 13.4  Governing Law.................................................35
SECTION 13.5  Consent to Jurisdiction.......................................35
SECTION 13.6  Waiver of Jury Trial..........................................36
SECTION 13.7  Reversal of Payments..........................................36
SECTION 13.8  Injunctive Relief; Punitive Damages...........................36
SECTION 13.9  Accounting Matters............................................37
SECTION 13.10 Assignments and Participations................................37
SECTION 13.11 Amendments and Waivers........................................39
SECTION 13.12 Performance of Duties.........................................39
SECTION 13.13 All Powers Coupled with Interest..............................39
SECTION 13.14 Survival of Indemnities.......................................39
SECTION 13.15 Titles and Captions...........................................39
SECTION 13.16 Severability of Provisions....................................39
SECTION 13.17 Counterparts..................................................40
SECTION 13.18 Term of Agreement.............................................40

                                    SCHEDULES


1     -     Lenders and Commitments



                                    EXHIBITS

A     -     Form of  Note

B     -     Form of Notice of Borrowing

C     -     Form of Notice of Prepayment

D     -     Form of Notice of Conversion/Continuation

E     -     Form of Officer's Compliance Certificate

F     -     Form of Assignment and Acceptance

G     -     Form of Guaranty Supplement


                                CREDIT AGREEMENT

      CREDIT AGREEMENT, dated as of the 9th day of July, 1998, by and among
(i) GOLF TRUST OF AMERICA, L.P., a limited partnership formed under the laws of Delaware (the "Borrower"), (ii) GOLF TRUST OF AMERICA, INC., a Maryland corporation ("GTA"), GTA GP, INC. and GTA LP, INC., each a Maryland corporation and a wholly-owned subsidiary of GTA (collectively with GTA, the "Guarantors"), (iii) the Lenders who are or may become a party to this Agreement, (iv) NATIONSBANK, N.A. ("NationsBank"), as Administrative Agent for the Lenders, and (v) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent for the Lenders.

                              STATEMENT OF PURPOSE

      The Guarantors and the Borrower have requested, and the Lenders have agreed, to extend a credit facility to the Borrower on the terms and conditions of this Credit Agreement. GTA is the sole shareholder of each of GTA GP, Inc. and GTA LP, Inc., which are the general partner and limited partner of the Borrower, respectively. All extensions of credit to the Borrower will inure to the benefit of the Guarantors, directly or indirectly.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1 DEFINITIONS. The following terms when used in this Agreement shall have the meanings assigned to them below

      "ADJUSTED EURODOLLAR RATE" means, with respect to any Eurodollar Loan, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) mathematically determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Interest Period by (b) 1 minus the Reserve Requirement for such Interest Period.

      "ADMINISTRATIVE AGENT" means NationsBank in its capacity as the Administrative Agent under this Agreement, and any successor thereto appointed pursuant to Section 12.7.

      "ADMINISTRATIVE AGENT'S OFFICE" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 13.1.

      "AGENT" means either of the Administrative Agent or the Documentation Agent and "AGENTS" shall mean the collective reference to the Administrative Agent and the Documentation Agent.

      "AGGREGATE COMMITMENT" means the aggregate amount of the Lenders' Commitments under this Agreement, as such amount may be reduced or modified at any time or from time to time pursuant to the terms of this Agreement. On the Closing Date, the Aggregate Commitment shall be One Hundred Million Dollars ($100,000,000).

      "AGREEMENT" means this Credit Agreement, as amended or modified from time to time.

      "APPLICABLE LENDING OFFICE" means, for each Lender, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated on
SCHEDULE 1 of this Agreement or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice in accordance with the terms of this Agreement as the office by which its Loans are to be made and maintained.

      "AVAILABLE COMMITMENT" means, as to any Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Commitment over (b) such Lender's Loans.

      "BANK OF AMERICA" means Bank of America National Trust and Savings Association.

      "BASE RATE" means, at any time, the higher of (a) the rate per annum equal to the rate announced by NationsBank as its "prime rate" or (b) the Federal Funds Rate plus 0.5% for such day. Any change in the Base Rate due to a change in the prime rate shall be effective on the effective date of such change in the prime rate.

      "BASE RATE LOAN" means any Loan that bears interest at the Base Rate.

      "BORROWER" means Golf Trust of America, L.P. in its capacity as borrower under this Agreement.

      "CLOSING DATE" means the date of this Agreement or such later Business Day upon which each condition described in Article V shall be satisfied or waived in all respects in a manner acceptable to the Agents, in their sole discretion.

      "COMMITMENT" means, as to any Lender, the obligation of such Lender to make Loans to the Borrower under this Agreement in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender's name on SCHEDULE 1 to this Agreement, or as set forth in any Assignment and Acceptance relating to any assignment that has become effective pursuant to Section 13.10, as the same may be reduced or modified at any time or from time to time pursuant to the terms of this Agreement.

      "COMMITMENT PERCENTAGE" means, as to any Lender at any time, the ratio of (a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment.

      "CONVERT," "CONVERSION," and "CONVERTED" shall refer to a conversion pursuant to Section 3.2, 3.9 or 3.11 of a Eurodollar Loan into a Base Rate Loan or vice versa.

      "CREDIT FACILITY" means the non-revolving credit facility established pursuant to Article II of this Agreement.

      "CREDIT PARTIES" means the collective reference to the Borrower and the Guarantors.

      "DEFAULT" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

      "DEFAULTING LENDER" shall have the meaning assigned thereto in Section
3.6.

      "DOCUMENTATION AGENT" means Bank of America in its capacity as the Documentation Agent under this Agreement, and any successor thereto appointed pursuant to Section 12.7

      "DOLLARS" OR "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

      "EURODOLLAR LOAN" means any Loan that bears interest at a rate based on the Adjusted Eurodollar Rate.

      "EURODOLLAR RATE" means for any Eurodollar Loan for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

      "EVENT OF DEFAULT" means any of the events specified in Section 11.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

      "GTA" means Golf Trust of America, Inc., a Maryland corporation.

      "GTA GP" means GTA GP, Inc., a Maryland corporation.

      "GTA LP" means GTA LP, Inc., a Maryland corporation.

      "GUARANTEED OBLIGATIONS" shall have the meaning assigned thereto in
Section 4.1.

      "GUARANTORS" means, collectively, GTA, GTA GP and GTA LP, together with any Subsidiaries of GTA that become Guarantors pursuant to Section 8.3.

      "GUARANTY" means the Guarantors' obligations set forth in Article IV.

      "INTEREST PERIOD" means each period of thirty (30) days, under this Agreement, with respect to which the Eurodollar Rate shall be determined; PROVIDED that:

      (a) each Interest Period shall commence on the date of advance of or Conversion to any Eurodollar Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

      (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

      (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

      (d) no Interest Period shall be permitted to extend beyond the Termination Date; and

      (e) there shall be no more than seven (7) Interest Periods outstanding at any time.

      "LENDER" means each Person executing this Agreement as a Lender set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to Section 13.10.

      "LENDING OFFICE" means, with respect to any Lender, the office of such Lender maintaining such Lender's Commitment Percentage of the Loans.

      "LEVERAGE RATIO" means the ratio of Total Liabilities to Total Assets.

      "LOAN" means any Loan made to the Borrower pursuant to Article II and all such Loans collectively as the context requires.

      "LOAN DOCUMENTS" means, collectively, this Agreement, the Notes and each other document, instrument and agreement executed and delivered by any Credit Party or on behalf of such entity by its counsel in connection with this Agreement or otherwise referred to in this Agreement or contemplated hereby, all as may be amended, restated or otherwise modified.

      "NATIONSBANK" means NationsBank, N.A., a national banking association, and its successors.

      "NOTES" means the separate Notes made by the Borrower payable to the order of each of the Lenders, substantially in the form of EXHIBIT A hereto, evidencing the Credit Facility, and any amendments, modifications and supplements thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part; "Note" means any of such Notes.

      "NOTICE OF PREPAYMENT" shall have the meaning assigned thereto in
Section 2.3(c).

      "NOTICE OF BORROWING" shall have the meaning assigned thereto in
Section 2.2(a).

      "OBLIGATIONS" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans,
(b) all payment and other obligations owing by the Borrower to any Lender under any Hedging Agreement and (c) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower to the Lenders or the Agents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money under or in respect of this Agreement, any Note or any of the other Loan Documents.

      "ORIGINAL TERMINATION DATE" shall have the meaning assigned thereto in
Section 2.5.

      "PRIME RATE" means, at any time, the rate of interest per annum publicly announced from time to time by NationsBank as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by NationsBank as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

      "REGISTER" shall have the meaning assigned thereto in Section 13.10.

      "REQUIRED LENDERS" means, at any date, any combination of holders other than Defaulting Lenders of at least sixty-six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of the Notes exclusive of Notes held by Defaulting Lenders, or if no amounts are outstanding under the Notes, any combination of Lenders other than Defaulting Lenders whose Commitment Percentages would aggregate at least sixty-six and two-thirds percent (66-2/3%) if the Commitments of each Defaulting Lender were excluded from the Aggregate Commitment.

      "RESERVE REQUIREMENT" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

      SECTION 1.2 AMENDED AND RESTATED CREDIT AGREEMENT. All terms used in this Agreement and not defined herein shall have the meanings assigned to them in the Amended and Restated Credit Agreement dated as of the 27th day of February, 1998 by and among the Borrower, the Guarantors, the Lenders party thereto, NationsBank, N.A., as Administrative Agent for the Lenders, and Bank of America National Trust and Savings Association, as Documentation Agent for the Lenders, as amended by the First Amendment to and Restatement of Amended and Restated Credit Agreement dated as of May 1, 1998 (as so amended, the "Amended and Restated Credit Agreement").

      SECTION 1.3 GENERAL. Unless otherwise specified, a reference in this Agreement to a particular section, subsection, Schedule or Exhibit is a reference to that section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference in this Agreement to "Charlotte time" shall refer to the applicable time of day in Charlotte, North Carolina.

      SECTION 1.4       OTHER DEFINITIONS AND PROVISIONS.

      (a) USE OF CAPITALIZED TERMS. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

      (b) MISCELLANEOUS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                   ARTICLE II

                                 CREDIT FACILITY

      SECTION 2.1 LOANS. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Loans to the Borrower from time to time from the Closing Date through, but not including, the Termination Date as requested by the Borrower in accordance with the terms of
Section 2.2; PROVIDED, that (a) the aggregate principal amount of all outstanding Loans (after giving effect to any amount requested) shall not exceed the Aggregate Commitment, (b) the principal amount of outstanding Loans from any Lender to the Borrower shall not at any time exceed such Lender's Commitment and (c) the Pool Value shall at all times be at least 2.0 TIMES the sum of (i) the aggregate amount of all unsecured Debt of the Borrower PLUS (ii) the amount of the then outstanding Obligations. Each Loan by a Lender shall be in a principal amount equal to such Lender's Commitment Percentage of the aggregate principal amount of Loans requested on such occasion. Amounts borrowed and repaid may not be reborrowed.

      SECTION 2.2       PROCEDURE FOR ADVANCES OF LOANS.

      (a) REQUESTS FOR BORROWING. The Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached hereto as EXHIBIT B (a "Notice of Borrowing") not later than 11:00 a.m. (Charlotte time) (i) at least two (2) Business Days before each Base Rate Loan and (ii) at least three (3) Business Days before each Eurodollar Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, and (C) whether such Loan is to be a Eurodollar Loan or a Base Rate Loan. Notices received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing.

      (b) DISBURSEMENT OF LOANS. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Commitment Percentage of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this
Section 2.2 in immediately available funds by crediting such proceeds to a deposit account of the Borrower maintained with the Administrative Agent or by wire transfer to such account as may be agreed upon by the Borrower and the Administrative Agent from time to time. Unless the Administrative Agent shall have received notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's Commitment Percentage of the requested Loan, the Administrative Agent shall disburse such Lender's Commitment Percentage of the Loans.

      SECTION 2.3       REPAYMENT OF LOANS.

      (a) REPAYMENT ON TERMINATION DATE. The Borrower shall repay the outstanding principal amount of all Loans in full, together with all accrued but unpaid interest thereon, on the Termination Date.

      (b)   MANDATORY REPAYMENTS.

            (i) If at any time the outstanding principal amount of all Loans exceeds the Aggregate Commitment or the sum of (x) the aggregate amount of all unsecured Debt of the Borrower PLUS (y) the amount of the outstanding Obligations exceeds forty percent (40%) of the Pool Value, the Borrower shall repay immediately upon written notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, the Loans in an amount equal to such excess.

            (ii) Each such repayment under this Section 2.3(b) shall be (x) accompanied by any amount required to be paid pursuant to Section 3.12 of this Agreement, together with interest accrued thereon to the date of repayment and (y) applied FIRST to the outstanding Base Rate Loans up to the full amount thereof and SECOND to the outstanding Eurodollar Loans up to the full amount thereof.

      (c) OPTIONAL REPAYMENTS. The Borrower may at any time and from time to time repay the Loans, in whole or in part, by giving the Administrative Agent irrevocable notice in the form attached hereto as EXHIBIT C (a "Notice of Repayment") not later than 11:00 a.m. (Charlotte time) at least three (3) Business Days before each repayment of a Loan specifying the date and amount of repayment, PROVIDED, HOWEVER, that the Borrower may not repay any Eurodollar Loan on any day other than the last day of the Interest Period applicable thereto unless such payment is accompanied by any amount required to be paid pursuant to Section 3.12 of this Agreement. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 3.12 of this Agreement.

      SECTION 2.4 NOTES. Each Lender's Loans and the obligation of the Borrower to repay such Loans shall be evidenced by a Note executed by the Borrower payable to the order of such Lender representing the Borrower's obligation to pay such Lender's Commitment or, if less, the aggregate unpaid principal amount of all Loans made and to be made by such Lender to the Borrower under this Agreement, PLUS interest and all other fees, charges and other amounts due thereon as required under this Agreement. Each Note shall bear interest on the unpaid principal amount thereof at the applicable interest rate per annum specified in Section 3.1.

      SECTION 2.5 TERMINATION OF CREDIT FACILITY. The Credit Facility shall terminate upon the earlier of (i) ninety (90) days after the Closing Date (the "Original Termination Date") subject to any earlier termination by the Administrative Agent on behalf of the Lenders pursuant to Section 11.2(a) or (ii) the payment in full of all Obligations under the Amended and Restated Credit Agreement; PROVIDED, however, that the Borrower may extend the Original Termination Date for up to three (3) successive periods of thirty
(30) days each by written notice given to the Administrative Agent at least three (3) Business Days prior to the Original Termination Date, as the same may have been previously extended pursuant to this Section 2.5 and PROVIDED FURTHER that the Borrower's right to extend the Original Termination Date is subject to the satisfaction of each of the following conditions precedent on the relevant date of each extension:

            (a) no material Default and no Event of Default shall have occurred and, if so requested by the Administrative Agent, the Borrower shall so certify to the Lenders in writing,;

            (b) the placement of Debt by the Borrower and/or follow-on equity offering by GTA in an amount sufficient to repay the Facility in full is progressing toward completion in a manner and on a schedule reasonably satisfactory to the Lenders, which schedule shall enable the placement and/or follow-on equity offering to close in all events not later than the Original Termination Date as so extended;

            (c) the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable fee equal to .05% of the Aggregate Commitment, such fee to be payable in full upon the effective date of each renewal;

            (d) the Borrower shall have borrowed all amounts available to be borrowed under the Amended and Restated Credit Agreement; and

            (e) no material adverse change in the properties, business, operations, prospects or condition (financial or otherwise) of the Credit Parties shall have occurred and no event shall have occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

      SECTION 2.6 USE OF PROCEEDS. The Borrower shall use the proceeds of the Loans for the purposes provided in Section 2.6 of the Amended and Restated Credit Agreement.

                                   ARTICLE III

                             GENERAL LOAN PROVISIONS

      SECTION 3.1       INTEREST.

      (a) INTEREST RATE OPTIONS. Subject to the provisions of this Section 3.1, at the election of the Borrower in accordance with Article II, the unpaid principal balance of any Loan shall bear interest at (A) the Base Rate, or (B) the Adjusted Eurodollar Rate PLUS the Applicable Margin. The Borrower shall select the type of interest rate applicable to any Loan at the time a Notice of Borrowing is given pursuant to Section 2.2(a) or at the time a Notice of Conversion/Continuation is given pursuant to Section 3.2. Any Loan as to which the Borrower has not duly specified an interest rate as provided immediately above shall be deemed a Base Rate Loan.

      (b) APPLICABLE MARGIN. The Applicable Margin provided for in Section 3.1(a) with respect to the Eurodollar Loans (the "Applicable Margin") shall be determined by reference to the Leverage Ratio as of the end of each fiscal quarter, as follows:

            LEVERAGE RATIO                APPLICABLE MARGIN PER ANNUM
            --------------                ---------------------------
            Greater than or equal to                  1.75%
            .425 to 1.00

            Greater than or equal to                  1.55%
            .325 to 1.00 but less than
            .425 to 1.00

            Less than .325 to 1.00                    1.35%

Adjustments, if any, in the Applicable Margin shall be made by the Administrative Agent on the tenth (10th) Business Day (each an "Adjustment Date") after receipt by the Administrative Agent of quarterly financial statements for GTA and the other Credit Parties and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of GTA and the other Credit Parties as of the most recent fiscal quarter end. Subject to
Section 3.1(d), in the event such financial statements and certificate of covenant compliance are not delivered within the time required by Sections
7.1 and 7.2 of the Amended and Restated Credit Agreement, the Applicable Margin shall be the highest Applicable Margin set forth above until the Adjustment Date following the delivery of such financial statements and certificate or evidence of covenant compliance, as applicable.

      (c) DEFAULT RATE. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request or Convert to Eurodollar Loans, (ii) all outstanding Eurodollar Loans may at the option of the Administrative Agent and shall at the direction of the Required Lenders bear interest at a rate per annum which shall be two percent (2%) in excess of the rate then applicable to Eurodollar Loans, as applicable, until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans. Interest shall continue to accrue on the Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

      (d) INTEREST PAYMENT AND COMPUTATION. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each month, commencing July 31, 1998, and on the Termination Date. Interest on each Eurodollar Loan shall be payable in arrears on the last day of each applicable Interest Period and on the Termination Date. All interest rates, fees and commissions provided under this Agreement shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed.

      (e) MAXIMUM RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement or under any of the Notes charged or collected pursuant to the terms of this Agreement or pursuant to any of the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest under this Agreement in excess of the highest rate permissible under Applicable Law, the rate in effect under this Agreement shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option promptly refund to the Borrower any interest received by Lenders in excess of the maximum rate permitted by Applicable Law or shall apply such excess to the principal balance of the Obligations if permitted by Applicable Law (in either event, Administrative Agent shall advise Borrower in writing promptly of its decision). It is the intent of this Agreement that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

      SECTION 3.2 NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS. Provided that no Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) Convert at any time all or any portion of its outstanding Base Rate Loans in a principal amount equal to $500,000 or any whole multiple of $100,000 in excess thereof into one or more Eurodollar Loans, and (b) upon the expiration of any Interest Period, (i) Convert all or any part of its outstanding Eurodollar Loans in a principal amount equal to $500,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans, or (ii) continue such Eurodollar Loans as Eurodollar Loans. Whenever the Borrower desires to Convert or continue Loans as provided immediately above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as EXHIBIT D (a "Notice of Conversion/Continuation") not later than 11:00 a.m. (Charlotte time) three
(3) Business Days before the day on which a proposed Conversion or continuation of such Loan is to be effective specifying (A) the Loans to be Converted or continued, and, in the case of any Eurodollar Loan to be Converted or continued, the last day of the Interest Period therefor, (B) the effective date of such Conversion or continuation (which shall be a Business
Day), and (C) the principal amount of such Loans to be Converted or continued. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation.

      SECTION 3.3 COMMITMENT FEE. The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable fee equal to 0.10% of the Aggregate Commitment, such fee to be paid in full on the Closing Date. Such commitment fee shall be distributed by the Administrative Agent to the Lenders PRO RATA in accordance with the Lenders' respective Commitment Percentages.

      SECTION 3.4       PAYMENT.

      (a) MANNER OF PAYMENT. Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) PRO RATA in accordance with their respective Commitment Percentages, in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes. On the Business Day that each such payment is deemed made, the Administrative Agent shall distribute to each Lender at its address for notices set forth in this Agreement its PRO RATA share of such payment in accordance with this

Section 3.4 such Lender's Commitment Percentage and shall wire advice of the amount of such credit to each Lender; PROVIDED that if the Administrative Agent fails to distribute such funds on the date on which any payment is deemed made, the Administrative Agent shall pay interest thereon at the Federal Funds Rate from the date such payment is received until the date such funds are distributed by the Administrative Agent. Each payment to the Administrative Agent of the Administrative Agent's fees or the expenses of the Administrative Agent or the Issuing Lender shall be made for the account of the Administrative Agent. Any amount payable to any Lender under Section 3.7, 3.8, 3.12 or 13.2 shall be paid to the Administrative Agent for the account of the applicable Lender.

      (b) CREDITING OF PAYMENTS AND PROCEEDS. In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 11.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied first to all expenses then due and payable by the Borrower under this Agreement, then to all indemnity obligations then due and payable by the Borrower under this Agreement, then to all Administrative Agent's fees then due and payable by Borrower under this Agreement, then to all commitment and other fees and commissions then due and payable by Borrower under this Agreement, then to accrued and unpaid interest on the Notes, and any termination payments due from Borrower in respect of a Hedging Agreement with any Lender (PRO RATA in accordance with all such amounts due), and then to the principal amount of the Notes, in that order.

      SECTION 3.5 RIGHT OF SET-OFF; ADJUSTMENTS. (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

      (b) If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 3.5 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

      SECTION 3.6 NATURE OF OBLIGATIONS OF LENDERS REGARDING LOANS; ASSUMPTION BY THE ADMINISTRATIVE AGENT. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several. Unless the Administrative Agent shall have received notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations under this Agreement), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Section 2.2(b) and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of (a) the amount of such Lender's Commitment Percentage of such borrowing, TIMES (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, TIMES (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such Lender's Commitment Percentage of such borrowing shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 3.6 shall be conclusive, absent manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the Adjusted Eurodollar Rate, on demand, from the Borrower. The failure of any Lender (a "Defaulting Lender") to make its Commitment Percentage of any Loan available shall not relieve it or any other Lender of its obligation, if any, under this Agreement to make its Commitment Percentage of such Loan available to Borrower on such borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.

      SECTION 3.7 INDEMNITY. The Borrower hereby indemnifies each of the Lenders against any reasonable and actually incurred loss or expense which arises or is directly attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due under this Agreement in connection with a Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Borrowing, or (c) due to any payment or prepayment of any Loan on a date other than the date specified for such payment in the applicable Notice of Prepayment; provided, however, the Borrower shall have no such obligation to any Lender who is a Defaulting Lender. The amount of such reasonable and actually incurred loss or expense shall be determined, in the applicable Lender's sole reasonable discretion, based upon the condition that such Lender funded its Commitment Percentage of the Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

      SECTION 3.8       INCREASED COST AND REDUCED RETURN.

      (a) If, after the date of this Agreement, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency; excepting, however, any such change occasioned by such Lender's default or non-compliance with such applicable rules:

            (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis oftaxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

            (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender under this Agreement; or

            (iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand (and a full written explanation for the increase) such amount or amounts solely applicable to its Loan or in relationship of its Loan to other loans of such Lender as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this
Section 3.8, the Borrower may, in its sole discretion, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar Loans until the event or condition giving rise to such request ceases to be in effect; PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested, if applicable, subject to the foregoing conditions and caveats.

      (b) If, after the date of this Agreement, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations under this Agreement to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

      (c) Each Lender shall promptly notify the Borrower and the Administrative Agent in writing of any event of which it has knowledge, occurring after the date of this Agreement, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall promptly furnish to the Borrower and the Administrative Agent a written statement setting forth the additional amount or amounts to be paid to it under this Agreement which (subject to the terms of this Agreement) shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      SECTION 3.9 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period the Administrative Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period then the Administrative Agent shall give the Borrower prompt written notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans or continue Eurodollar Loans, and the Borrower shall, at its election, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, prepay such Eurodollar Loans, or Convert such Eurodollar Loans into Base Rate Loans, or prepay the Obligations in full and terminate this Agreement.

      SECTION 3.10 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans under this Agreement, then such Lender shall promptly notify the Borrower thereof in writing and such Lender's obligation to make or continue Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.11 shall be applicable).

      SECTION 3.11 TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or continue Eurodollar Loan shall be suspended pursuant to
Section 3.9 or 3.10 of this Agreement and unless such Eurodollar Loans are paid, until such Lender gives prior written notice to the Borrower as provided below that the circumstances specified in Section 3.9 or 3.10 of this Agreement no longer exist:

            (a) to the extent that such Lender's Eurodollar Loans have been so Converted into Base Rate Loans, all payments and prepayments of principal that would otherwise be applied to the Eurodollar Loans shall be applied instead to its Base Rate Loans; and

            (b) all Loans that would otherwise be made or continued by such Lender as Eurodollar Loans shall be made or continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives written notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.9 or 3.10 of this Agreement no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) such Lender's Base Rate Loans may be Converted to Eurodollar Loans.

      SECTION 3.12 COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable, good faith opinion of such Lender) to compensate it for any reasonable and actually incurred loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

            (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 11.2) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article V to be satisfied) to borrow or prepay a Eurodollar Loan on the date for such borrowing or prepayment specified in the relevant Notice of Borrowing or Notice of Prepayment under this Agreement.

      SECTION 3.13 TAXES. (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent under this Agreement or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may
be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.13) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement by the Borrower or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.13) properly paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages of this Agreement and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying to the Administrative Agent and the Borrower that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

      (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 3.13(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.13(a) or 3.13(b) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required under this Agreement, the Borrower shall take such reasonable steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

      (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.13, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

      (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

      (h) Without prejudice to the survival of any other agreement of the Borrower arising in connection with this Agreement, the agreements and obligations of the Borrower contained in this Section 3.13 shall survive the termination of the Commitments and the payment in full of the Notes.

                                   ARTICLE IV

                                    GUARANTY

      SECTION 4.1 GUARANTY OF OBLIGATIONS OF BORROWER. Each Guarantor hereby unconditionally guaranties to the Administrative Agent for the ratable benefit of the Administrative Agent and the Lenders, and their permissible respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Obligations of the Borrower, whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether or not recovery may be or hereafter become barred by the statute of limitations, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment, endorsement or otherwise as permitted under this Agreement, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof (all Obligations of the Borrower to the Administrative Agent or any Lender, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations").

      SECTION 4.2 NATURE OF GUARANTY. Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Agreement shall be primary, absolute and unconditional, irrespective of, and unaffected by:

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower is or may become a party;

            (b) the absence of any action to enforce this Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Agreement or any other Loan Document;

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

            (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the final and indefeasible payment and performance, in full, of the Guaranteed Obligations and the termination of the Aggregate Commitment. Each Guarantor expressly waives all rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, ET SEQ. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, such Guarantor. Each Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Guaranteed Obligations against the Borrower, any Guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Administrative Agent or Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into this Agreement.

      SECTION 4.3 DEMAND BY THE ADMINISTRATIVE AGENT. In addition to the terms set forth in Section 4.2, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under this Agreement are declared to be immediately due and payable in accordance with the terms of this Agreement, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available federal funds to an account designated by the Administrative Agent or at the address referenced in this Agreement for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

      SECTION 4.4       WAIVERS. In addition to the waivers contained in
Section 4.3, each Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Guarantor of its obligations under, or the enforcement by the Administrative Agent or the Lenders of, this Guaranty. Each Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

      SECTION 4.5 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective successors, transferees, endorsees and assigns, and nothing in this Agreement contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons, any reference to any "Administrative Agent" or "Lenders" in this Agreement shall be deemed to refer equally to such Person or Persons.

      SECTION 4.6 MODIFICATION OF LOAN DOCUMENTS ETC. If the Administrative Agent or the Lenders shall at any time or from time to time, with or without the consent of, or notice to, the Guarantors:

            (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

            (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

            (c) amend or modify, in any manner whatsoever, the Loan Documents;

            (d) extend or waive the time for performance by the Guarantors, the Borrower or any other Person of, or compliance with, any term, covenant or agreement (other than this Guaranty) on its part to be performed or observed under a Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

            (e) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Debt of any Guarantor or the Borrower to the Administrative Agent or the Lenders;

            (f) release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantors or the Borrower to the Administrative Agent or any Lender;

            (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantors or the Borrower are subordinated to the claims of the Administrative Agent or any Lender; or

            (h) apply any sums by whomever paid or however realized to any amounts owing by the Guarantors or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its discretion;

      then neither the Administrative Agent nor any Lender shall incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the obligations of the Guarantors under this Guaranty.

      SECTION 4.7 REINSTATEMENT. Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid by the Administrative Agent or Lender to the Borrower, their estate, trustee, receiver or any other party, including, without limitation, such Guarantor, under any Applicable Law or equitable cause, then, to the extent of such payment or repayment, such Guarantor's liability under this Agreement shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment.

      SECTION 4.8 WAIVER OF SUBROGATION AND CONTRIBUTION. Each Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Borrower that arise from the existence or performance of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Administrative Agent or the Lenders against the Borrower security or collateral which the Administrative Agent or the Lenders now have or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made under this Agreement or otherwise, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

      SECTION 4.9 REMEDIES. Upon the occurrence of any Event of Default, the Administrative Agent may enforce against any Guarantor its obligations and liabilities under this Agreement and exercise such other rights and remedies as may be available to the Administrative Agent under this Agreement, under the Loan Documents or applicable law.

      SECTION 4.10 LIMIT OF LIABILITY. The obligations of each Guarantor under this Agreement shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                                    ARTICLE V

                CLOSING; CONDITIONS OF CLOSING AND BORROWING

      SECTION 5.1 CLOSING. The closing shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P. in Charlotte, North Carolina at 10:00 a.m. on July 9, 1998 or at such other place and on such other date as the parties hereto shall mutually agree.

      SECTION 5.2 CONDITIONS TO CLOSING AND INITIAL LOAN. The obligation of the Lenders to close this Agreement and to make the initial Loan is subject to the satisfaction of each of the following conditions:

            (a) EXECUTED LOAN DOCUMENTS. This Agreement and the Notes, in form and substance satisfactory to the Administrative Agent and each Lender shall have been duly authorized, executed and delivered by the Borrower and each other Credit Party, as applicable, shall be in full force and effect and no Default or Event of Default shall exist thereunder, and the Borrower and each other Credit Party, as applicable, shall have delivered original counterparts thereof to the Administrative Agent.

            (b) CLOSING CERTIFICATES; ETC.

                  (i) CERTIFICATE OF GTA. The Administrative Agent shall have received a certificate from the chief executive officer or chief financial officer of GTA, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete to the best knowledge of such Person; that to the best knowledge of such Person none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that to the best knowledge of such Person the Borrower has satisfied each of the closing conditions.

                  (ii) CERTIFICATE OF SECRETARY OF THE GENERAL PARTNER. The
            Administrative Agent shall have received a certificate of the secretary or assistant secretary of GTA GP, in its capacity as the Managing General Partner of the Borrower certifying on behalf of the Borrower that attached thereto is a true and complete copy of the Agreement of Limited Partnership of the Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of GTA GP authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party; that there has been no change in any of the items delivered previously to the Administrative Agent pursuant to Articles V and VI of the Amended and Restated Credit Agreement and that the Lenders may rely on such prior deliveries in making any Loan under this Agreement; and as to the incumbency and genuineness of the signature of each officer of GTA GP executing Loan Documents to which the Borrower is a party.

                  (iii) CERTIFICATE OF SECRETARY OF EACH GUARANTOR. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each Guarantor certifying that attached thereto is a true and complete copy of the articles of incorporation of such Guarantor and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation; that attached thereto is a true and complete copy of the bylaws of such Guarantor as in effect on the date of such certification; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Guarantor authorizing the borrowings contemplated under this Agreement and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party; that there has been no change in any of the items delivered previously to the Administrative Agent pursuant to Articles V and VI of the Amended and Restated Credit Agreement and that the Lenders may rely upon such prior deliveries in making any Loan under this Agreement; and as to the incumbency and genuineness of the signature of each officer of such Guarantor executing Loan Documents to which it is a party.

                  (iv) POOL VALUATION CERTIFICATE. The Administrative Agent shall have received a Pool Valuation Certificate properly completed and executed by the Borrower, setting forth the Pool Value, the amount of which shall be equal to or greater than 2.00 times the sum of (A) the aggregate amount of all unsecured Debt of the Borrower PLUS (B) the amount of the outstanding Obligations.

                  (v) OPINIONS OF COUNSEL. The Administrative Agent shall have received favorable opinions of counsel to the Borrower and the Guarantors addressed to the Administrative Agent and the Lenders with respect to the Borrower and the Guarantors, the Loan Documents and such other matters as the Lenders shall reasonably request.

            (c)   CONSENTS; DEFAULTS.

                   (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. All necessary
            approvals, authorizations and consents, if any be required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained.

                  (ii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent's reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents.

                 (iii) NO EVENT OF DEFAULT. No Default or Event of Default
            shall have occurred and be continuing.

            (d) PAYMENT OF FEES. There shall have been paid by the Borrower to the Administrative Agent and the Lenders the fees set forth or referenced in Section 3.3 and any other accrued and unpaid fees or commissions due under this Agreement (including, without limitation, legal fees and expenses), and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

            (e)   MISCELLANEOUS.

                 (i) NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Borrowing from the Borrower and identification of the account or accounts into which the proceeds of such Loans are to be disbursed.

                  (ii) PROCEEDINGS AND DOCUMENTS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Lenders. The Lenders shall have received copies of all other instruments and other evidence as the Lender may reasonably request, in form and substance reasonably satisfactory to the Lenders, with respect to the transactions contemplated by this Agreement and the taking of all actions in connection therewith.

                 (iii) DUE DILIGENCE AND OTHER DOCUMENTS. The Borrower shall have delivered to the Administrative Agent such other documents, certificates and opinions as the Administrative Agent reasonably requests, certified by a secretary or assistant secretary of GTA, in its capacity as the Borrower's managing general partner as a true and correct copy thereof.

      SECTION 5.3 CONDITIONS TO ALL LOANS. The obligation of the Lenders to make any Loan is subject to the satisfaction of the following conditions precedent on the relevant borrowing date:

            (a) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VI shall be true and correct in all material respects, and shall be deemed to be remade, on and as of such borrowing date with the same effect as if made on and as of such date (except for those which expressly relate to an earlier date).

            (b) NO EXISTING DEFAULT. No Default or Event of Default shall have occurred and be continuing under this Agreement on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date.

            (c) OFFICER'S COMPLIANCE CERTIFICATE; ADDITIONAL DOCUMENTS. The Administrative Agent shall have received the current Officer's Compliance Certificate and each additional document, instrument, legal opinion or other item of information reasonably requested by it.

            (d) AVAILABILITY. After giving effect to the requested Loan, the outstanding Loans will not exceed the amount available pursuant to Section 2.1.

            (e) POOL VALUATION CERTIFICATE. The Administrative Agent shall have received a Pool Valuation Certificate properly completed and executed by the Borrower, setting forth the Pool Value, the amount of which shall be equal to or greater than 2.0 times the sum of (i) the amount of all Obligations outstanding after giving effect to the requested Loan PLUS
      (ii) any other unsecured Debt of the Borrower then outstanding.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      SECTION 6.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VI of the Amended and Restated Credit Agreement are true and correct in all material respects and are incorporated herein by this reference and deemed to be remade, on and as of the date of this Agreement with the same effect as if made on and as of such date (except for those which expressly relate to an earlier date) and set forth herein in full.

      SECTION 6.2 NO MATERIAL ADVERSE CHANGE. Since the date of the Amended and Restated Credit Agreement there has been no material adverse change in the properties, business, operations, prospects or condition (financial or otherwise) of the Credit Parties, and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VII

                        FINANCIAL INFORMATION AND NOTICES

      Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 of this Agreement, the Credit Parties will furnish or cause to be furnished to the Lenders at their respective addresses as set forth on SCHEDULE 1, or such other office as may be designated by the Lenders from time to time all of the financial statements and projections required to be delivered pursuant to the terms of Article VII of the Amended and Restated Credit Agreement.

                                  ARTICLE VIII

                              AFFIRMATIVE COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 13.11, each Credit Party will, and will cause each of its Subsidiaries to:

      SECTION 8.1 COMPLIANCE WITH AMENDED AND RESTATED CREDIT AGREEMENT. Comply in all respects in a timely manner with all of the affirmative covenants set forth in Section 3.14 and Article VIII of the Amended and Restated Credit Agreement.

      SECTION 8.2 DEBT PLACEMENT/EQUITY OFFERING. Use its best efforts to complete the placement of Debt by the Borrower and/or follow-on equity offering by GTA in an amount sufficient to repay the Facility in full not later than the Original Termination Date, as such Original Termination Date may be extended pursuant to the terms of this Agreement.

      SECTION 8.3 SUPPLEMENTAL GUARANTORS. Concurrently with the creation or acquisition of any Subsidiary (a) cause it to execute and deliver to the Administrative Agent a supplement to the Guaranty substantially in the form of EXHIBIT G hereto, and (b) cause to be delivered to the Administrative Agent such other documents as the Administrative Agent or Required Lenders shall reasonably request in connection therewith, including, without limitation, officers' certificates, financial statements, opinions of counsel, resolutions, charter documents, certificates of existence and authority to do business and any other closing certificates and documents described in Section 5.2.

                                   ARTICLE IX

                               FINANCIAL COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 of this Agreement, GTA and the other Credit Parties (on a Consolidated basis) will comply in all respects in a timely manner with all of the financial covenants set forth in
Article IX of the Amended and Restated Credit Agreement.

                                    ARTICLE X

                               NEGATIVE COVENANTS

      Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 13.11 of this Agreement, the Credit Parties will comply in all respects in a timely manner with all of the negative covenants set forth in Article X of the Amended and Restated Credit Agreement.

                                   ARTICLE XI

                              DEFAULT AND REMEDIES

      SECTION 11.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

            (a) DEFAULT IN PAYMENT OF PRINCIPAL OF LOANS. The Borrower shall default in any payment of principal of any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

            (b) OTHER PAYMENT DEFAULT. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Note or the payment of any other Obligation, and such default shall continue unremedied for five (5) Business Days.

            (c) MISREPRESENTATION. Any representation or warranty made or deemed to be made by any Credit Party under this Agreement, any Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

            (d) DEBT PLACEMENT/EQUITY OFFERING. Within sixty (60) days following the Closing Date, the Borrower shall fail to engage one or more institutions to be selected by the Borrower and to be reasonably acceptable to the Lenders to handle the placement of the Borrower's Debt and/or follow-on equity offering by GTA.

            (e) DEFAULT IN PERFORMANCE OF CERTAIN COVENANTS. Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Article VIII or IX of this Agreement.

            (f) DEFAULT IN PERFORMANCE OF OTHER COVENANTS AND Conditions. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to such Credit Party by the Administrative Agent; or if such default cannot reasonably be cured within such period, the Borrower does not within such thirty (30)-day period commence such act or acts as shall be necessary to remedy the default and shall not cause such default to be cured within a reasonable time, not to exceed, in any event, one hundred twenty (120) days.

            (g) CROSS-DEFAULT. Any Event of Default shall exist under the Amended and Restated Credit Agreement.

      SECTION 11.2 REMEDIES. Upon the occurrence of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

            (a) ACCELERATION; TERMINATION OF FACILITIES. Declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings hereunder; PROVIDED, that upon the occurrence of an Event of Default specified in Section 11.1(k) or (l) of the Amended and Restated Credit Agreement, the Credit Facility shall be automatically terminated and all Obligations shall automatically become due and payable.

            (b) RIGHTS OF COLLECTION. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement (including, without limitation, the Guaranty), the other Loan Documents and Applicable Law, in order to satisfy all of the Borrower's Obligations.

      SECTION 11.3 RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given under this Agreement or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the

Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

                                   ARTICLE XII

                                   THE AGENTS

      SECTION 12.1      APPOINTMENT, POWERS, AND IMMUNITIES.

      (a) Each Lender hereby irrevocably appoints and authorizes each of NationsBank and Bank of America to act as its Administrative Agent and Documentation Agent, respectively, under this Agreement and the other Loan Documents with such powers and discretion as are specifically and respectively delegated to each Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

      (b) The Administrative Agent shall administer the Credit Facility in the same manner as if the entire Aggregate Commitment were held by the Administrative Agent in its own portfolio. Each Agent shall forward to the Lenders all documents received by such Agent from any Credit Party pursuant to the terms of this Agreement, unless such Credit Party is obligated under this Agreement to make delivery of such documents to the Lenders. The Documentation Agent has no duties or responsibilities in connection with the administration of the Credit Facility or otherwise except as otherwise expressly provided in this Agreement.

      (c) Neither Agent (which term as used in this sentence and in Section
12.5 and the first sentence of Section 12.6 of this Agreement shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b) shall be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations under this Agreement; (c) shall be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct or breach of an express agreement made by such Agent to any other Lenders contained herein. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 12.2 RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) reasonably believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the holder thereof for all purposes of this Agreement unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with
Section 13.10 of this Agreement. As to any matters not expressly provided for by this Agreement, neither Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that neither Agent shall be required to take any action that exposes such Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

      SECTION 12.3 DEFAULTS. Neither Agent shall be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless such Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that any Lender receives such a notice of the occurrence of a Default or Event of Default, such Lender shall give prompt notice thereof to the Agents, the other Lenders and the Borrower. The Administrative Agent shall (subject to Section 12.2 of this Agreement) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, PROVIDED THAT, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

      SECTION 12.4 RIGHTS AS LENDER. With respect to its Commitment and the Loans made by it, each Agent (and any successor acting as Agent) in its capacity as a Lender under this Agreement shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include each Agent in its individual capacity. Each Agent (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or Affiliates as if it were not acting as Agent, and each Agent (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

      SECTION 12.5 INDEMNIFICATION. The Lenders agree to indemnify each Agent (to the extent not reimbursed under Section 3.7 of this Agreement, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the such Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by such Agent under any Loan Document; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified or from the breach of an express agreement or made by such Agent to any Lenders contained herein. Without limitation of the foregoing, each Lender agrees to reimburse each Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 13.2, to the extent that such Agent is not promptly reimbursed for such reasonable and actually incurred costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

      SECTION 12.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and to make Loans hereunder and to issue or participate in Letters of Credit hereunder and that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agents under this Agreement, the Agents shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or Affiliates that may come into the possession of the Agents or any of their Affiliates.

      SECTION 12.7      RESIGNATION; REMOVAL OF AGENTS; SUCCESSOR AGENTS.

      (a) RESIGNATION OF AGENT. Either Agent may resign at any time by giving prior written notice thereof to the Lenders, the remaining Agent (if any) and the Borrower. Upon any such resignation the remaining Agent (if any) shall have the right to succeed the resigning Agent. If the remaining Agent is unwilling or unable for any reason to succeed the resigning Agent, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders or neither such appointee nor the remaining Agent shall have accepted such appointment or succession within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be an Eligible Assignee having total assets of at least $25,000,000,000.

      (b) REMOVAL OF ADMINISTRATIVE AGENT. The Lenders may remove the Administrative Agent hereunder and appoint a successor Administrative Agent upon not less than thirty (30) days' prior written notice signed by Lenders whose Commitment Percentages equal sixty six and two thirds percent (66.67%) of the Aggregate Commitment exclusive of the Administrative Agent's Commitment, if (i) the Administrative Agent's Commitment is less than twenty million dollars ($20,000,000) and no Event of Default has occurred and is continuing or (ii) the Administrative Agent is grossly negligent or is guilty of willful misconduct in the performance of its duties hereunder, as determined in the reasonable discretion of the Lenders signing the foregoing written notice.

      (c) REMOVAL OF DOCUMENTATION AGENT. The Lenders may remove the Documentation Agent hereunder and appoint a successor Documentation Agent upon not less than thirty (30) days' prior written notice signed by Lenders whose Commitment Percentages equal sixty six and two thirds percent (66.67%) of the Aggregate Commitment exclusive of the Documentation Agent's Commitment, if (i) the Documentation Agent's Commitment is less than twenty million dollars ($20,000,000) and no Event of Default has occurred and is continuing or (ii) the Documentation Agent is grossly negligent or is guilty of willful misconduct in the performance of its duties hereunder, as determined in the reasonable discretion of the Lenders signing the foregoing written notice.

      (d) SUCCESSOR AGENTS. Upon the acceptance of any appointment as Agent under this Agreement by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent upon written notice thereof to Borrower, and the retiring Agent shall be discharged from its duties and obligations under this Agreement excepting with respect to its willful misconduct or gross negligence occurring prior to its discharge. After any retiring Agent's resignation or removal under this Agreement as Agent, the provisions of this
Article 12 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.1      NOTICES.

      (a) METHOD OF COMMUNICATION. Except as otherwise provided in this Agreement, all notices and communications under this Agreement shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service, and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

      (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

      If to the Borrower:           Golf Trust of America, L.P.
                                     c/o GTA
                                    14 North Adgers Wharf
                                    Charleston, South Carolina  29401
                                    Attention:     W. Bradley Blair, II and
                                                   Scott D. Peters
                                    Telephone No.: 803/723-4653
                                    Telecopy No.:  803/723-0479

      With copies to:               O'Melveny & Myers LLP
                                    275 Battery Street, 26th Floor
                                    San Francisco, California  94105
                                    Attention:     Peter T. Healy, Esq.
                                    Telephone No.: (415) 984-8833
                                    Telecopy No.:  (415) 984-8701

      If to GTA:                    Golf Trust of America, Inc.
                                     c/o GTA
                                    14 North Adgers Wharf
                                    Charleston, South Carolina  29401
                                    Attention:     W. Bradley Blair, II and
                                                   Scott D. Peters
                                    Telephone No.: 803/723-4653
                                    Telecopy No.:  803/723-0479

      If to GTA GP:                 GTA GP, Inc.
                                     c/o GTA
                                    14 North Adgers Wharf
                                    Charleston, South Carolina  29401
                                    Attention:     W. Bradley Blair, II and
                                                   Scott D. Peters
                                    Telephone No.: 803/723-4653
                                    Telecopy No.:  803/723-0479

      If to GTA LP:                 GTA LP, Inc.
                                     c/o GTA
                                    14 North Adgers Wharf
                                    Charleston, South Carolina  29401
                                    Attention:     W. Bradley Blair, II and
                                                   Scott D. Peters
                                    Telephone No.: 803/723-4653
                                    Telecopy No.:  803/723-0479

      If to NationsBank as          NationsBank, N.A.
      Administrative Agent          Commercial Banking
      or as Issuing Lender:         2501 Oak Street, 2nd Floor
                                    Myrtle Beach, South Carolina  29577-0807
                                    Attention:     Dale Zeglin
                                    Telephone No.: (803) 946-3259
                                    Telecopy No.:  (803) 946-3211

      If to Bank of America as      Bank of America National Trust
      Documentation Agent:          and Savings Association
                                    231 South LaSalle Street, 12th Floor
                                    Chicago, Illinois  60697
                                    Attention:     Mark Lariviere
                                    Telephone No.: (312) 828-2513
                                    Telecopy No.:  (312) 974-4970

      If to any Lender:             To the Address set forth on
                                      SCHEDULE 1 hereto

      (c) ADMINISTRATIVE AGENT'S OFFICE. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to in this Agreement, to which payments due are to be made and at which Loans will be disbursed.

      SECTION 13.2 EXPENSES; INDEMNIFICATION. (a) The Borrower agrees to pay on demand all reasonably and actually incurred costs and expenses of the Agents, NationsBanc Capital Markets, Inc. and the Lenders in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered under this Agreement, including, without limitation, the reasonable fees and expenses of counsel for the Agents, NationsBanc Capital Markets, Inc. and the Lenders (including the cost of internal counsel) with respect thereto and with respect to advising the Agents or any Lender as to their rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all reasonably and actually incurred costs and expenses of the Agents and the Lenders, if any (including, without limitation, reasonable and actually incurred attorneys' fees and expenses and the reasonably and actually incurred cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered under this Agreement.

      (b) The Borrower agrees to indemnify and hold harmless the Agents and each Lender and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable and actually incurred attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated in this Agreement or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 13.2 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against either Agent, any Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated in this Agreement or the actual or proposed use of the proceeds of the Loans.

      (c) Without prejudice to the survival of any other agreement of the Borrower under this Agreement, the agreements and obligations of the Borrower contained in this Section 13.2 shall survive the payment in full of the Loans and all other amounts payable under this Agreement.

      SECTION 13.3 SET-OFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section 13.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (a) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (b) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 11.2 and although such Obligations shall be contingent or unmatured.

      SECTION 13.4 GOVERNING LAW. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

      SECTION 13.5 CONSENT TO JURISDICTION. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations under this Agreement or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by either the Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations under this Agreement or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 13.1. Nothing in this Section 13.5 shall affect the right of either the Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of either the Agent or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

      SECTION 13.6 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY LAW, EACH AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

      SECTION 13.7 REVERSAL OF PAYMENTS. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

      SECTION 13.8      INJUNCTIVE RELIEF; PUNITIVE DAMAGES.

      (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

      (b) The Agents, the Lenders and the Borrower (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any judicial proceeding, dispute, claim or controversy arising out of, connected with or relating to the Notes or any other Loan Documents ("Disputes"), whether such Dispute is resolved through arbitration or judicially.

      (c) The parties agree that they shall not have a remedy of punitive or exemplary damages against any other party in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

      SECTION 13.9 ACCOUNTING MATTERS. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by GTA, the Borrower or any Subsidiary thereof to determine compliance with any covenant contained in this Agreement, shall, except as otherwise expressly contemplated hereby or unless there is an express written direction by the Administrative Agent to the contrary agreed to by the Borrower, be performed in accordance with GAAP as in effect on the Closing Date. In the event that changes in GAAP shall be mandated by the Financial Accounting Standards Board, or any similar accounting body of comparable standing, or shall be recommended by the Borrower's certified public accountants, to the extent that such changes would modify such accounting terms or the interpretation or computation thereof, such changes shall be followed in defining such accounting terms only from and after the date the Borrower and the Lenders shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants and other terms and conditions of this Agreement.

      SECTION 13.10 ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Note, and its Commitment); PROVIDED, HOWEVER, that

            (i) so long as no Default or Event of Default has occurred and is continuing, (A) NationsBank's Commitment shall not be less than $20,000,000 and (B) Bank of America' Commitment shall not be less than $20,000,000 and PROVIDED, FURTHER, that NationsBank and Bank of America shall promptly notify each of the other Lenders in writing if its Commitment is less than $20,000,000;

            (ii)  each such assignment shall be to an Eligible Assignee;

            (iii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

            (iv) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and the Note;

            (v) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance in the form of EXHIBIT F hereto, together with any Note subject to such assignment and, except in cases of assignment to a Lender or an Affiliate of a Lender a processing fee of $3,500; and

            (vi)  Borrower shall receive prior written notice thereof.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender under this Agreement and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement excepting with respect to any gross negligence or willful misconduct on the part of such assigning Lender prior to the date of such assignment . Upon the consummation of any assignment pursuant to this Section, the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.13.

      (b) The Administrative Agent shall maintain at its address referred to in Section 13.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Borrower (or any of its Administrative Agents or advisors) or any Lender at any reasonable time and from time to time upon reasonable prior notice.

      (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt written notice thereof to the parties thereto and to the Borrower.

      (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its Loans); PROVIDED, HOWEVER, that
(i) such Lender's obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in
Article III and the right of set-off contained in Section 3.5, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note or increasing the Aggregate Commitment.

      (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations under this Agreement.

      (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

      SECTION 13.11 AMENDMENTS AND WAIVERS. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article XII or the rights or duties of either of the Agents are affected thereby, by the Agents); PROVIDED that no such amendment or waiver shall, unless signed by all the Lenders (other than Defaulting Lenders), (i) increase the Commitments of the Lenders, (ii) extend the time of the obligation of the Lenders to make Loans, (iii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable under this Agreement, (iv) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or Reimbursement Obligation or any fees or other amounts payable hereunder or for termination of any Commitment, (v) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders, the Agents or any of them to take any action under this Section or any other provision of this Agreement, (vi) release any Guarantor, (vii) modify any provision of Article IX, (viii) modify the provisions of Section 10.1 of the Amended and Restated Credit Agreement or (ix) modify the provisions of Section 10.3 of the Amended and Restated Credit Agreement.

      SECTION 13.12 PERFORMANCE OF DUTIES. The Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by the Borrower at its sole cost and expense.

      SECTION 13.13 ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Lenders, the Agents and any Persons designated by the Agents or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied or the Credit Facility has not been terminated.

      SECTION 13.14 SURVIVAL OF INDEMNITIES. Notwithstanding any termination of this Agreement, the indemnities to which the Agents and the Lenders are entitled under the provisions of this Article XIII and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Agents and the Lenders against events arising after such termination as well as before.

      SECTION 13.15 TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

      SECTION 13.16 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Agreement or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 13.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

      SECTION 13.18 TERM OF AGREEMENT. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations shall have been indefeasibly and irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

[CORPORATE SEAL]                GOLF TRUST OF AMERICA, L.P., a Delaware
                                limited partnership

                                By: GTA, GP, Inc., a Maryland corporation,
                                    its general partner


                                By:
                                   ----------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer
                                    and President



[CORPORATE SEAL]                GOLF TRUST OF AMERICA, INC., a Maryland
                                corporation


                                By:
                                   ----------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer
                                    and President



[CORPORATE SEAL]                GTA GP, INC., a Maryland corporation


                                By:
                                   ----------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer
                                    and President



 [CORPORATE SEAL]               GTA LP, INC., a Maryland corporation


                                By:
                                   ----------------------------------------
                                    W. Bradley Blair, II
                                    Its Chief Executive Officer
                                    and President

                                NATIONSBANK, N.A., as Administrative Agent and Lender



                                By:
                                   ----------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                                BANK OF AMERICA  NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as Documentation Agent and Lender



                                By:
                                   ----------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

                       SCHEDULE 1: LENDERS AND COMMITMENTS

                                                            COMMITMENT
                                                          AND COMMITMENT
LENDER                                                      PERCENTAGE
------                                                    --------------
NationsBank N.A.                                            $50,000,000
2501 Oak Street, 2nd Floor                                           50%
Myrtle Beach, South Carolina  29577-0807
Attention:  Dale Zeglin
Telephone No.:    (803) 946-3259
Telecopy No.:     (803) 946-3211


Bank of America, National Trust                             $50,000,000
and Savings Association                                              50%
231 South LaSalle Street
12th Floor
Chicago, Illinois  60697
Attention:  Mark Lariviere
Telephone No.:    (312)  828-2513
Telecopy No.:     (312)  974-4970


                                    EXHIBIT A
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
            Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders


                                  FORM OF NOTE

$__________                                           _______________, 1998


      FOR VALUE RECEIVED, the undersigned, GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ______________________ (the "Bank"), at the times, at the place and in the manner provided in the Credit Agreement hereinafter referred to, the principal sum of up to _____________ Dollars ($__________), or, if less, the aggregate unpaid principal amount of all Loans disbursed by the Bank under the Credit Agreement referred to below, together with interest at the rates as in effect from time to time with respect to each portion of the principal amount hereof, determined and payable as provided in Article III of the Credit Agreement.

      This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of July ___, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the lenders (including the Bank) who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, and Bank of America, National Trust and Savings Association, as Documentation Agent for the Lenders. The Credit Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.

      The Borrower agrees to pay on demand, in accordance with the terms of the Credit Agreement, all costs of collection, including reasonable attorneys' fees, if any part of this Note, principal or interest, is collected after maturity with the aid of an attorney.

      Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

      THIS NOTE IS MADE AND DELIVERED IN THE STATE OF NORTH CAROLINA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA.

      The Debt evidenced by this Note is senior in right of payment to all Subordinated Debt referred to in the Credit Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by a duly authorized officer of its General Partner, all as of the day and year first above written.

                                    GOLF TRUST OF AMERICA, L.P.
[CORPORATE SEAL]                    By:   GTA GP, Inc., its General Partner


                                    By:
                                       ---------------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer
                                          and President

                                    EXHIBIT B
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
            Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                           FORM OF NOTICE OF BORROWING



NationsBank, N.A., as Administrative Agent
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Borrowing is delivered to you by Golf Trust of America, L.P. (the "Borrower") under Section 2.2(a) of the Credit Agreement, dated as of July 9, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the lenders who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, and Bank of America, National Trust and Savings Association as Documentation Agent for the Lenders.

      1. The Borrower hereby requests that the Lenders make a [Eurodollar] [Base Rate] Loan in the aggregate principal amount of ___________________ (the "Loan").(1)

      2. The Borrower hereby requests that the Loan be made on the following Business

------------------------

(1) Complete with an amount in compliance with Section 2.2(a) of the Credit Agreement.

      Day: _____________________.(2)

      3. $________________ of the Loan shall be used to finance the purchase of golf courses and $________________ of the Loan proceeds shall be used for working capital and general corporate requirements.

      4. The principal amount of all Loans outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

      5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

      6. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


      IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing this ____ day of ______________, ______.


                              GOLF TRUST OF AMERICA, L.P.

                              By:   GTA GP, Inc., its General Partner


                                    By:
                                       -----------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer
                                          and President










------------------------
(2) This date should be no earlier than two (2) Business Days after delivery of this Notice for a Base Rate Loan and no earlier than three (3) Business Days after delivery of this Notice for a Eurodollar Loan.

                                    EXHIBIT C
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
            Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                           FORM OF NOTICE OF REPAYMENT




NationsBank, N.A., as Agent
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Repayment is delivered to you by Golf Trust of America, L.P. (the "Borrower"), under Section 2.3(b) of the Credit Agreement, dated as of July 9, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the lenders who are or may become party thereto (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), and Bank of America, National Trust and Savings Association, as Documentation Agent for the Lenders.

      1. The Borrower hereby provides notice to the Administrative Agent that the Borrower shall repay the Loans in the following amount: _________________.

      2. Such Loan(s) to be repaid are [Base Rate] [Eurodollar] Loan(s).

      3. The Borrower shall repay such Loan(s) on the following Business Day:
_______________.(1)

      4. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of ________________, ___________.


                              GOLF TRUST OF AMERICA, L.P.

                              By:   GTA GP, Inc., its General Partner


                                    By:
                                       ---------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer
                                          and President



------------------------
(1) This date should be no earlier than three (3) Business Days after the delivery of this Notice.

                                    EXHIBIT D
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
            Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                    FORM OF NOTICE OF CONVERSION/CONTINUATION



NationsBank, N.A., as Agent
Commercial Banking
2501 Oak Street, 2nd Floor
Myrtle Beach, South Carolina  29577-0807

Attention:  Dale C. Zeglin

Ladies and Gentlemen:

      This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you by Golf Trust of America, L.P. (the "Borrower") under Section
3.2 of the Credit Agreement, dated as of July 9, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, Golf Trust of America, Inc., GTA GP, Inc. and GTA LP, Inc., as Guarantors, the lenders referred to therein (collectively, the "Lenders"), NationsBank, N.A., as Administrative Agent for the Lenders, and Bank of America, National Trust and Savings Association, as Documentation Agent for the Lenders.

      1. This Notice of Conversion/Continuation is submitted for the purpose of:
(Complete applicable information.)

            (a) [Converting] [continuing] a ___________ Loan [into] [as] a ____________ Loan.(1)


------------------------
(1) Delete the bracketed language and insert "Base Rate", or "Eurodollar", as applicable, in each blank.

            (b) The aggregate outstanding principal balance of such Loan is $_______________.

            (c) The last day of the current Interest Period for such Loan is ___________.(2)

            (d) The principal amount of such Loan to be [converted] [continued] is $_______________.(3)

            (e) The requested effective date of the [conversion] [continuation] of such Loan is _______________.(4)

       2. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Loan requested herein.

       3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.


      IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation this ____ day of ___________________, _________.


                              GOLF TRUST OF AMERICA, L.P.

                              By:   GTA GP, Inc., its General Partner


                                    By:
                                       ---------------------------------
                                          W. Bradley Blair, II
                                          Chief Executive Officer
                                          and President


------------------------
(2)  Insert applicable date for any Eurodollar Loan being converted or continued
(3)  Complete with an amount in compliance with Section 3.2 of the Credit
     Agreement
(4) This date should be at least three (3) Business Days after the delivery of this Notice.

                                    EXHIBIT E
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
          Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                  FORM OF OFFICER'S COMPLIANCE CERTIFICATE



      The undersigned, on behalf of GOLF TRUST OF AMERICA, L.P., a Delaware limited partnership (the "Borrower"), and GOLF TRUST OF AMERICA, INC., a Maryland corporation, GTA GP, INC., a Maryland corporation, and GTA LP, INC., a Maryland corporation (each a "Guarantor" and, together with the Borrower, the "Credit Parties"), hereby certify to the Agents and Lenders as follows:

      1. This Officer's Compliance Certificate is delivered to you pursuant to
Article VII of the Credit Agreement, dated as of July 9, 1998 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Guarantors, the lenders who are or may become party thereto (collectively, the "Lenders"), and NATIONSBANK, N.A., as the Administrative Agent for the Lenders, and BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent for the Lenders (the "Agents"). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

      2. Each of the undersigned has reviewed the financial statements of the Credit Parties dated as of ___________, 199_ and for the fiscal quarter then ended (the "Reference Date") and such statements fairly present the financial condition of the Credit Parties as of the dates indicated and the results of its operations and cash flows for the period indicated.

      3. Each of the undersigned has reviewed the terms of the Credit Agreement, the Notes and the related Loan Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and the condition of the Credit Parties during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor does any of the undersigned have any knowledge of the existence of any such condition or event as at the date of this Certificate.

      4. The Leverage Ratio is  ______  to 1.00 and therefore the
Applicable Margin is ___%.

      5. The Credit Parties are in compliance with the covenants contained in
Article IX of the Credit Agreement as shown on SCHEDULE 1 and the Credit Parties are in compliance with the other covenants and restrictions contained in Articles VIII and X of the Credit Agreement.

      6. The Gross Golf Revenues of each Eligible Property for the two-quarter period ending on the Reference Date are at least 85% of the Gross Golf Revenues of such Eligible Property for the same two-quarter period during the immediately preceding year, as shown on SCHEDULE 2.

      7. No operator of any Eligible Property is more than thirty days delinquent in its required payments to the Borrower under the related Participating Lease or any other relevant agreement between such operator and the Borrower.

      8. The aggregate outstanding amount of loans permitted under Section 10.11 of the Amended and Restated Credit Agreement is $__________________, which amount does not exceed 10% of Total Assets.


      WITNESS the following signatures as of ____________________, 1998.


                                    GOLF TRUST OF AMERICA, L.P.

                                    By:   GTA, GP, Inc., its general partner


                                          By:
                                              --------------------------------
                                                W. Bradley Blair, II
                                                Chief Executive Officer
                                                and President


                                    GOLF TRUST OF AMERICA, INC.


                                          By:
                                              --------------------------------
                                                W. Bradley Blair, II
                                                Chief Executive Officer
                                                and President

                                    GTA GP, INC.


                                          By:
                                              --------------------------------
                                                W. Bradley Blair, II
                                                Chief Executive Officer
                                                and President


                                    GTA LP, INC.


                                          By:
                                              --------------------------------
                                                W. Bradley Blair, II
                                                Chief Executive Officer
                                                and President

                                   Schedule 1
                                       to
                        Officer's Compliance Certificate



                        DETERMINATION OF COMPLIANCE WITH
                               FINANCIAL COVENANTS


A.    MINIMUM TANGIBLE NET WORTH
      1. The sum of the following as of the immediately preceding fiscal quarter end:

            a.    $185,000,000                              $185,000,000

            b.    PLUS 80% of aggregate net cash proceeds
                  from the issuance of or offering of
                  capital stock after the Closing Date
                  of the Amended and Restated Credit
                  Agreement                                 $_______________

            c.    Minimum Tangible Net Worth
                  (add lines 1.a and 1.b)                   $_______________

      2.    Actual Tangible Net Worth
            as of such date                                 $_______________


B.    LEVERAGE RATIO

      1.    Total Liabilities as of the immediately
            preceding fiscal quarter end                    $_______________

      2.    Total Assets as of the immediately
            preceding fiscal quarter end                    $_______________

      3.    Ratio of Total Liabilities to Total Assets
            (divide line 1 by line 2)                        _____________

      4.    Maximum Permitted Ratio                          0.50 to 1.00


C.    MINIMUM INTEREST COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $_______________

      2.    Interest Expense for
            such quarter                                    $_______________

      3.    Interest Coverage Ratio
            (divide line 1 by line 2)                        _____________

      4.    Minimum Interest Coverage Ratio                 2.50 to 1.00


D.    MINIMUM DEBT SERVICE COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $_______________

      2.    Debt Service for such quarter

            a.    Interest Expense for
                  such quarter                              $_______________

            b.    PLUS, principal payments of Debt
                  for such quarter                          $_______________

            c.    Debt Service (add lines 2.a and 2.b)      $_______________

      3.    Debt Service Coverage Ratio
            (divide line 1 by line 2.c)                      _____________

      4.    Minimum Debt Service Coverage Ratio              2.00 to 1.00


E.    MINIMUM FIXED CHARGE COVERAGE RATIO

      1.    EBITDA for the immediately preceding quarter    $_______________

      2.    Fixed Charges for such quarter                  $_______________

      3.    Fixed Charge Coverage Ratio
            (divide line 1 by line 2)                        _____________

      4.    Minimum Fixed Charge Coverage Ratio              1.50 to 1.00


                                    EXHIBIT F
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
          Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                        FORM OF ASSIGNMENT AND ACCEPTANCE

      Reference is made to the Credit Agreement dated as of July 9, 1998 (as amended, restated or otherwise modified, the "Credit Agreement") among Golf Trust of America, L.P., a Delaware limited partnership (the "Borrower"), Golf Trust of America, Inc., GTA GP, Inc., and GTA LP, Inc., as Guarantors, the Lenders (as defined in the Credit Agreement), NationsBank, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"), and Bank of America, National Trust and Savings Association, as Documentation Agent for the Lenders (collectively, the "Agents"). Terms defined in the Credit Agreement are used herein with the same meaning.

      The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations of Assignor under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

      2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note held by the Assignor and requests that the Administrative Agent exchange such Note for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on
Schedule 1.

      3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Article VII thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agents, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee;
(iv) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agents by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.13 of the Credit Agreement.

      4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1.

      5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

      7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

      8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE


      Percentage interest assigned:                    _____%

      Assignee's Commitment:                          $_______________

      Aggregate outstanding principal amount
        of Loans assigned:                            $_______________

      Principal amount of Note payable to Assignee:   $_______________

      Principal amount of Note payable to Assignor:   $_______________

      Effective Date (if other than date
            of acceptance by Agent):      _________________, _______ (1)


                                    [NAME OF ASSIGNOR], as Assignor

                                    By:
                                       -----------------------------
                                    Title:
                                          --------------------------

                                    Dated:                        , 19
                                          ------------------------    ---

                                    [NAME OF ASSIGNEE], as Assignee

                                    By:
                                       -----------------------------
                                    Title:
                                          --------------------------

                                    Domestic Lending Office:
                                                            ------------------

                                    Eurodollar Lending Office:
                                                              ----------------

Accepted and Approved
this ___ day of _________________, _________

NATIONSBANK ,N.A., as Administrative Agent

By:
   ------------------------------
Title:
      ---------------------------


______________

(1) This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.

                                    EXHIBIT G
                                       to
                                Credit Agreement
                            Dated as of July 9, 1998
                                  by and among
                          Golf Trust of America, L.P.,
                                  as Borrower,
                          Golf Trust of America, Inc.,
                         GTA GP, Inc. and GTA LP, Inc.,
                                 as Guarantors,
                           the Lenders party thereto,
                               NationsBank, N.A.,
                    as Administrative Agent for the Lenders,
                                       and
          Bank of America, National Trust and Savings Association,
                     as Documentation Agent for the Lenders



                           FORM OF GUARANTY SUPPLEMENT

      GUARANTY SUPPLEMENT, dated as of __________, (the "Supplement"), made by [INSERT NAME OF NEW GUARANTOR], a ____________________ (the "New Guarantor"), in favor of NATIONSBANK, N.A., as Administrative Agent, and BANK OF AMERICA, NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent (collectively, the "Agents"), under the Credit Agreement (as defined below) for the ratable benefit of themselves and the Lenders.

      1. Reference is hereby made to the Guaranty (as amended, restated, or otherwise modified, the "Guaranty") set forth in Article IV of the Credit Agreement (as amended, restated or otherwise modified, the "Credit Agreement") dated as of July 9, 1998, between Golf Trust of America, L.P., Golf Trust of America, Inc., GTA GP, Inc., and GTA LP, Inc., as Guarantors, in favor of the Agents, on behalf of the Lenders. This Supplement supplements the Guaranty, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Credit Agreement.

      2. The New Guarantor hereby agrees to unconditionally guarantee to the Agents for the ratable benefit of themselves, the Lenders and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of all Guaranteed Obligations to the same extent and upon the same terms and conditions as are contained in the Guaranty.

      3. The New Guarantor hereby agrees that it is a party to the Guaranty as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Guarantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Guarantor agrees that the "Guaranty" as used therein or in any other Loan Documents shall mean the Guaranty as supplemented hereby.

      4. The New Guarantor hereby acknowledges it has received a copy of the Credit Agreement and that it has read and understands the terms thereof.

      IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                          [INSERT NAME OF NEW GUARANTOR]


                                                By:
                                                   ---------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------